MERRILL LYNCH
U.S.A. GOVERNMENT
RESERVES




FUND LOGO




Semi-Annual Report

February 29, 2000



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.




Merrill Lynch
U.S.A.Government Reserves
Box 9011
Princeton, NJ
08543-9011





Printed on post-consumer recycled paper



Merrill Lynch U.S.A. Government Reserves
February 29, 2000


DEAR SHAREHOLDER

For the six-months ended February 29, 2000, Merrill Lynch U.S.A.
Government Reserves paid shareholders a net annualized dividend of 4.55%*. The Fund's 7-day yield as of February 29, 2000 was 4.82%.

The average portfolio maturity for Merrill Lynch U.S.A. Government Reserves at February 29, 2000 was 44 days, compared to 68 days at August 31, 1999.


The Environment
The US economy continued to enjoy above-average growth during the last half of 1999 and into the first quarter of 2000. Gross domestic product (GDP) growth for the last six months of 1999 grew at a rate of 6.3%, well above expectations this far into the current economic cycle, and much higher than the target for GDP set by the Federal Reserve Board. Currently, more Americans have jobs and are enjoying increases in their income as seen in the low unemployment rate and large number of new jobs created (283,000 average for the fourth quarter). This, as well as the relentless rise in equity prices, has created a momentum in consumer demand that has yet to be dampened by rising interest rates.

The recovery of overseas economies boosted export levels that suffered during the first half of 1999, contributing to the strong US GDP. The Federal Reserve Board remains concerned that although productivity gains are high, they cannot keep pace with the demand, and imbalances are developing in the economy that may soon prove to be inflationary. A more visible sign of pressure is the price of oil, which recently exceeded $30 per barrel. Oil price pressures are expected to continue during the spring and summer since oil inventories are low. The outlook for an increased oil supply is uncertain, as the Organization of Petroleum Exporting Countries has just begun its meetings to discuss production quotas.

The Federal Reserve Board took extraordinary steps to ensure liquidity in the financial markets because of Year 2000 concerns. The Federal Reserve Board moved to tighten policy once during the last quarter of 1999, but adopted a neutral bias through year-end in an effort to reassure investors and eliminate uncertainty. However, growth remained strong and another 25 basis point (0.25%) interest rate hike was implemented in early February. At that time, the Treasury announced anticipated changes to the auction schedule. The Federal budget surplus has made it necessary to decrease the amount of securities sold by the Treasury, therefore changes will include reduced auctions and auction sizes as well as a buy-back program (the Treasury intends to buy back old, off-the-run, less-liquid issues in order to keep current issues liquid). The announcement caused unexpected results as the yield curve inverted dramatically as investors rushed to buy the longer issues. At this time, it is unclear when this technical inversion will be unwound, as it seems likely to us that further short-term interest rate hikes will be forthcoming as long as the current economic momentum continues.

*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

Portfolio Matters
During the six-month period ended February 29, 2000, our strategy centered on the availability of collateral over the year-end, as a large percentage of the fund's assets are typically allocated to repurchase agreements. At the same time, there was concern that redemptions could be heavy during the end of the year because of the century date change. Therefore, we reduced our allocation to repurchase agreements, but preferred overnight repurchase agreements as opposed to term. We then increased our holdings in Treasury bills. Three-month and six-month Treasury bills alternated in relative value while interest rates rose during the period, providing the added benefit of excellent liquidity. The steepness of the yield curve out to two years presented opportunities to buy Treasury coupons in the 12-month - 18-month sector, and coupons were trading at a 20 basis points yield advantage to Treasury bills. However, since the beginning of the year, we have adopted a much more conservative strategy. We reduced the fund's average life in expectation of higher interest rates, suspending all purchases of maturities one year or longer.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Linda B. Costanzo)
Linda B. Costanzo
Vice President and Senior Portfolio Manager



March 28, 2000




Merrill Lynch U.S.A. Government Reserves
February 29, 2000


SCHEDULE OF INVESTMENTS                              (in Thousands)

                          Face     Interest      Maturity
Issue                    Amount      Rate         Date        Value

US Government Obligations--37.8%

US Treasury Bills*     $ 5,000      4.99  %      3/02/2000  $   4,999
                         7,000      4.905        3/09/2000      6,991
                         7,000      4.91         4/06/2000      6,964
                         4,000      5.115        4/20/2000      3,971
                         6,000      5.405        4/27/2000      5,948
                        25,000      5.70         4/27/2000     24,770
                         3,000      5.705        4/27/2000      2,974
                         8,000      5.50         5/11/2000      7,911
                         5,000      5.25         5/18/2000      4,940
                         7,000      5.53         5/18/2000      6,915
                         7,000      5.58         6/22/2000      6,876
                         3,000      5.765        8/17/2000      2,919
                         6,000      4.995        9/14/2000      5,810
                         3,000      5.245       11/09/2000      2,876

US Treasury Notes        8,000      5.50         3/31/2000      8,000
                        10,000      6.875        3/31/2000     10,012
                        15,000      6.375        5/15/2000     15,014
                         3,000      6.25         5/31/2000      3,003
                        13,000      5.375        6/30/2000     12,976
                         2,000      5.875        6/30/2000      2,000
                        16,000      5.375        7/31/2000     15,960
                         4,000      6.125        7/31/2000      4,003
                        25,000      5.125        8/31/2000     24,875
                         1,000      4.50         9/30/2000        990
                         7,000      4.00        10/31/2000      6,897
                         4,842      5.75        10/31/2000      4,825
                         1,300      4.625       12/31/2000      1,282
                           809      4.875        3/31/2001        796
                         2,000      5.00         4/30/2001      1,969

Total US Government Obligations
(Cost--$207,885)                                              207,466

 Face
Amount                             Issue

Repurchase Agreements**--63.4%

$27,000    Chase Securities Inc., purchased on 2/29/2000
           to yield 5.83% to 3/01/2000                         27,000



SCHEDULE OF INVESTMENTS                              (in Thousands)

 Face
Amount                Issue                                    Value

Repurchase Agreements (concluded)

$27,000    Credit Suisse First Boston, International Ltd.,
           purchased on 2/23/2000 to yield 5.70% to
           3/01/2000                                         $ 27,000

 27,000    Deutsche Bank AG, NY, purchased on
           2/29/2000 to yield 5.83% to 3/01/2000               27,000

 27,000    Donaldson, Lufkin & Jenrette, purchased on
           2/24/2000 to yield 5.68% to 3/02/2000               27,000

 28,000    Goldman Sachs Group, Inc., purchased on
           2/18/2000 to yield 5.76% to 3/17/2000               28,000

 27,000    Greenwich Funding Corp., purchased on
           2/24/2000 to yield 5.68% to 3/02/2000               27,000

 25,352    J.P. Morgan Securities Inc., purchased on
           2/29/2000 to yield 5.81% to 3/01/2000               25,352

 25,000    Morgan Stanley & Company, purchased on
           2/23/2000 to yield 5.72% to 3/03/2000               25,000

 27,000    Nomura Securities International, Inc.,
           purchased on 2/29/2000 to yield 5.83% to
           3/01/2000                                           27,000

 27,000    Paine Webber Jackson, purchased on
           2/29/2000 to yield 5.83% to 3/01/2000               27,000

 27,000    Prudential Securities Inc., purchased on
           2/23/2000 to yield 5.72% to 3/01/2000               27,000

 27,000    S.G. Cowen Securities, purchased on
           2/24/2000 to yield 5.70% to 3/02/2000               27,000

 27,000    Salomon, Smith Barney Holdings, Inc.,
           purchased on 2/23/2000 to yield 5.69% to
           3/01/2000                                           27,000

Total Repurchase Agreements
(Cost--$348,352)                                              348,352

Total Investments (Cost--$556,237)--101.2%                    555,818

Liabilities in Excess of Other Assets--(1.2%)                  (6,522)
                                                             --------
Net Assets--100.0%                                           $549,296
                                                             ========

[FN]
 *US Treasury Bills are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
**Repurchase Agreements are fully collateralized by US Government &
  Agency Obligations.

See Notes to Financial Statements.




Merrill Lynch U.S.A. Government Reserves
February 29, 2000

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of February 29, 2000
Assets:             Investments, at value (identified cost--$556,236,744*)                                $  555,818,447
                    Cash                                                                                              57
                    Receivables:
                      Interest                                                           $    1,493,851
                      Beneficial interest sold                                                   60,000        1,553,851
                                                                                         --------------
                    Prepaid registration fees and other assets                                                    37,543
                                                                                                          --------------
                    Total assets                                                                             557,409,898
                                                                                                          --------------
Liabilities:        Payables:
                      Beneficial interest redeemed                                            7,399,550
                      Distributor                                                               180,576
                      Investment adviser                                                        173,587        7,753,713
                                                                                         --------------
                    Accrued expenses and other liabilities                                                       359,700
                                                                                                          --------------
                    Total liabilities                                                                          8,113,413
                                                                                                          --------------

Net Assets:         Net assets                                                                            $  549,296,485
                                                                                                          ==============

Net Assets          Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:         shares authorized                                                                     $   54,971,478
                    Paid-in capital in excess of par                                                         494,743,304
                    Unrealized depreciation on investments--net                                                 (418,297)
                                                                                                          --------------
                    Net Assets--Equivalent to $1.00 per share based on 549,714,781
                    shares of beneficial interest outstanding                                             $  549,296,485
                                                                                                          ==============

                   *Cost for Federal income tax purposes. As of February 29, 2000, net unrealized depreciation for Federal income tax purposes amounted to
                    $418,297, of which $1,624 related to appreciated securities and
                    $419,921 related to depreciated securities.

                    See Notes to Financial Statements.


Statement of Operations

                                                                                                For the Six Months Ended
                                                                                                       February 29, 2000
Investment Income:  Interest and amortization of premium and discount earned                              $   15,759,034

Expenses:           Investment advisory fees                                             $    1,325,733
                    Transfer agent fees                                                         595,630
                    Distribution fees                                                           339,704
                    Registration fees                                                            50,394
                    Professional fees                                                            38,792
                    Printing and shareholder reports                                             30,401
                    Accounting services                                                          27,784
                    Trustees' fees and expenses                                                  22,989
                    Custodian fees                                                               21,590
                    Other                                                                         4,872
                                                                                         --------------
                    Total expenses                                                                             2,457,889
                                                                                                          --------------
                    Investment income--net                                                                    13,301,145
                                                                                                          --------------

Realized &          Realized loss on investments--net                                                            (12,347)
Unrealized          Change in unrealized depreciation on investments--net                                        (38,242)
Loss on                                                                                                   --------------
Investments--Net:   Net Increase in Net Assets Resulting from Operations                                  $   13,250,556
                                                                                                          ==============

                    See Notes to Financial Statements.



Merrill Lynch U.S.A. Government Reserves
February 29, 2000

FINANCIAL INFORMATION (concluded)

Statements of Changes in Net Assets
                                                                                            For the Six         For the
                                                                                           Months Ended       Year Ended
                                                                                           February 29,       August 31,
Increase (Decrease) in Net Assets:                                                             2000              1999
Operations:         Investment income--net                                               $   13,301,145   $   27,102,214
                    Realized gain (loss) on investments--net                                    (12,347)         149,003
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                            (38,242)        (743,742)
                                                                                         --------------   --------------
                    Net increase in net assets resulting from operations                     13,250,556       26,507,475
                                                                                         --------------   --------------

Dividends &         Investment income--net                                                  (13,288,798)     (27,102,214)
Distributions to    Realized gain on investments--net                                                --         (149,003)
Shareholders:                                                                            --------------   --------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (13,288,798)     (27,251,217)
                                                                                         --------------   --------------

Beneficial          Net proceeds from sale of shares                                        677,518,763    1,719,348,432
Interest            Net asset value of shares issued to shareholders in
Transactions:       reinvestment of dividends and distributions                              13,287,104       27,249,536
                                                                                         --------------   --------------
                                                                                            690,805,867    1,746,597,968
                    Cost of shares redeemed                                                (757,352,006)  (1,737,993,644)
                                                                                         --------------   --------------
                    Net increase (decrease) in net assets derived from
                    beneficial interest transactions                                        (66,546,139)       8,604,324
                                                                                         --------------   --------------

Net Assets:         Total increase (decrease) in net assets                                 (66,584,381)       7,860,582
                    Beginning of period                                                     615,880,866      608,020,284
                                                                                         --------------   --------------
                    End of period                                                        $  549,296,485   $  615,880,866
                                                                                         ==============   ==============

                    See Notes to Financial Statements.

Financial Highlights

The following per share data and ratios have been derived            For the Six
from information provided in the financial statements.               Months Ended
                                                                    February 29,     For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                                  2000      1999      1998      1997       1996

Per Share           Net asset value, beginning of period              $   1.00   $   1.00  $   1.00  $   1.00   $   1.00
Operating                                                             --------   --------  --------  --------   --------
Performance:          Investment income--net                             .0225      .0420     .0484     .0471      .0474
                      Realized and unrealized gain (loss) on
                      investments--net                                  (.0001)    (.0010)    .0007     .0005     (.0002)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                     .0224      .0410     .0491     .0476      .0472
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                            (.0225)    (.0420)   (.0484)   (.0471)    (.0474)
                      Realized gain on investments--net                     --     (.0002)   (.0001)   (.0001)    (.0003)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                   (.0225)    (.0422)   (.0485)   (.0472)    (.0477)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   1.00   $   1.00  $   1.00  $   1.00   $   1.00
                                                                      ========   ========  ========  ========   ========
                    Total investment return                              4.55%*     4.29%     4.92%     4.81%      4.97%
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses                                              .83%*      .82%      .83%      .82%       .82%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income and realized gain
                    on investments--net                                  4.51%*     4.22%     4.82%     4.71%      4.78%
                                                                      ========   ========  ========  ========   ========

Supplemental Data:  Net assets, end of period (in thousands)          $549,296   $615,881  $608,020  $588,125   $554,285
                                                                      ========   ========  ========  ========   ========

                   *Annualized.

                    See Notes to Financial Statements.



Merrill Lynch U.S.A. Government Reserves
February 29, 2000


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch U.S.A. Government Reserves (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For the purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium or discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(f) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. For such services, the Fund pays a monthly fee equal to an annual rate of .45% of the average daily net assets of the Fund.

The Fund has a Distribution and Shareholder Servicing Plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee under the Distribution Agreement from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the accounts of Fund shareholders who maintain their accounts through MLPF&S. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering sharebuilder accounts.


Merrill Lynch U.S.A. Government Reserves
February 29, 2000


NOTES TO FINANCIAL STATEMENTS (concluded)


Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, FDS, and/or ML & Co.


3. Shares of Beneficial Interest:
The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets with respect to net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.



Merrill Lynch U.S.A. Government Reserves
February 29, 2000


OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
M. Colyer Crum, Trustee
Laurie Simon Hodrick, Trustee
Jack B. Sunderland, Trustee
J. Thomas Touchton, Trustee
Fred G. Weiss, Trustee
Arthur Zeikel, Trustee
Joseph T. Monagle Jr., Executive Vice President
Kevin J. McKenna, Senior Vice President
Linda B. Costanzo, Vice President
Donald C. Burke, Vice President and Treasurer
William E. Zitelli, Secretary


Donald Cecil and Edward H. Meyer, Trustees of Merrill Lynch U.S.A. Government Reserves have recently retired. The Fund's Board of
Trustees wishes Mr. Cecil and Mr. Meyer well in their retirements.


Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210